Exhibit 32

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The certification set forth below is being submitted in connection with the HSBC Finance Corporation (the "Company") Annual Report on Form 10-K/A for the fiscal year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report") for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Niall S. K. Booker, Chief Executive Officer of the Company, certify that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HSBC Finance Corporation.

June 30, 2009

/s/ Niall S. K. Booker

Niall S. K. Booker

Chief Executive Officer

This certification accompanies each Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by HSBC Finance Corporation for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Signed originals of these written statements required by Section 906 of the Sarbanes-Oxley Act of 2002 have been provided to HSBC Finance Corporation and will be retained by HSBC Finance Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 32

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The certification set forth below is being submitted in connection with the HSBC Finance Corporation (the "Company") Annual Report on Form 10-K/A for the fiscal year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report") for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Iain J. Mackay, Senior Executive Vice President and Chief Financial Officer of the Company, certify that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HSBC Finance Corporation.

June 30, 2009

/s/ Iain J. Mackay

Iain J. Mackay

Senior Executive Vice President

and Chief Financial Officer

This certification accompanies each Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by HSBC Finance Corporation for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Signed originals of these written statements required by Section 906 of the Sarbanes-Oxley Act of 2002 have been provided to HSBC Finance Corporation and will be retained by HSBC Finance Corporation and furnished to the Securities and Exchange Commission or its staff upon request.